Exhibit 99.3

                                    AGREEMENT


         THIS AGREEMENT (this "Agreement") is dated as of February 25, 2000, by and between ePlus inc., formerly MLC Holdings, Inc., a Delaware corporation (the "Company"), and TC Plus, LLC, formerly TC Leasing, LLC, a Delaware limited liability company ("Thayer"). Capitalized terms used herein but not defined herein shall have the meanings assigned thereto in that certain Stock Purchase Warrant, dated October 23, 1998, by the Company in favor of Thayer (the "Warrant").

         The parties hereto agree as follows:

     Section 1. Deferral of Put of Warrant. Notwithstanding the Company'sdelivery to Thayer on December 23, 1999 of the " Requirement Notice" pursuant to Section 6A of the Warrant, the obligation of Thayer and/or one or more assignees of Thayer pursuant to the terms of the Warrant, as applicable (collectively, the "Holder") (the "Thayer Exercise Obligation") to exercise the purchase rights under the Warrant shall be deferred in accordance with the terms of this Agreement. The Thayer Exercise Obligation shall be deferred until the earlier of: (a) the date that the full "cashless exercise" of the Warrant is fully consummated, as provided in Section 2 below, and (b) the later of (i) the date that is thirty days after the date that the Holder receives a certificate signed by the chief executive officer of the Company certifying that the Company does not reasonably anticipate that a public offering (the "Public Offering") registered under the Securities Act of 1933, as amended, (including the rules and regulations promulgated thereunder, the "Securities Act") of shares of common stock, par value $.01 per share, of the Company ("Common Stock") will occur within six months after the date of such certificate, and (ii) such time as the Holder and its affiliates are not prohibited from so exercising (and from selling any Common Stock) pursuant to that certain Lock-up Agreement, dated
February 25, 2000, by Thayer in favor of J.P. Morgan Securities Inc., First Union Securities, Inc., Friedman, Billings, Ramsey & Co., Inc. and U.S. Bancorp Piper Jaffray Inc. or any other agreement entered into with the consent of the Company, which consent shall not be unreasonably withheld. In addition, the Thayer Exercise Obligation shall be further deferred to the extent necessary for the Company and the Holder to make any filings in connection with the HSR Act (and receive any other third party consents) required prior to or in connection with the exercise of the Warrant; provided, however the Company and Thayer each agrees to use its reasonable best efforts to make its filings in connection with the HSR Act within four business days of the date hereof. The Company shall be relieved of any and all obligations precedent to requiring the Holder to exercise the Warrant pursuant to the terms of the Warrant, including, without limitation, delivering to the Holder the certificate of the chief executive officer of the Company described in Section 6B of the Warrant.

     Section 2. Consent to Cashless Exercise of Warrant. Notwithstanding anything in the Warrant to the contrary, to the extent that the Warrant has not previously been exercised, the parties agree that the Holder must exercise the Warrant in full on the date the Company executes an underwriting agreement in connection with a Public Offering. Notwithstanding anything in the Warrant to the contrary, the Holder may exercise the Warrant, in its sole discretion, by either (i) surrendering Common Stock to the Company having an aggregate price (as determined by the closing sales price of Common Stock on NASDAQ on the trading day on which the underwriting agreement in connection with the Public Offering is executed) ("Market Price") equal to the aggregate Exercise Price (as defined in Section 3 hereof) of the Common Stock issuable upon such exercise of the Warrant (the "Warrant Stock"), or (ii) giving written notice to the Company that the Holder is exercising the Warrant (or a portion thereof) and, in such written notice, authorizing the Company to withhold from issuance a number of shares of Warrant Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Warrant Stock is equal to the aggregate Exercise Price (and such withheld shares shall no longer be issuable under the Warrant).

     Section 3. Exercise Price in connection with a Cashless Exercise of Warrant. Notwithstanding anything in the Warrant to the contrary, if and only if the Holder is exercising the Warrant pursuant to Section 2 hereof, the parties agree that the exercise price per share of Common Stock shall be $11.88 (108% of $11.00) (subject to equitable adjustment from time to time to appropriately account for any adjustments made pursuant to the terms of the Warrant of the "Exercise Price" as defined in the Warrant.) In all other cases, the exercise price per share of Common Stock under the Warrant shall remain $11.00 per share of Common Stock (subject to adjustment from time to time pursuant to terms of the Warrant).

     Section 4. Amended and Restated Stockholders Agreement. Subject to Section 14 hereof, (a) Thayer and the Company each agrees to execute the Amended and Restated Stockholders Agreement in the form attached hereto as Exhibit A at the time the underwriting agreement in connection with the Public Offering is executed, and (b) the Company agrees to use its reasonable best efforts to cause the holders of at least a majority of the then-outstanding Management Shares (as defined in that certain Stockholders Agreement, dated as of October 23, 1998, among the Company, Thayer and the other stockholders parties thereto (the "Stockholders Agreement")) to promptly execute same.

     Section 5. Waiver of Breach of Stockholders Agreement. Subject to Section 14 hereof, Thayer agrees to waive any and all breaches of the Stockholders Agreement in connection with the allocation of shares of Common Stock to be sold by Thayer and the other stockholders of the Company in the Public Offering.

     Section 6. Amendment to and Waiver of Rights under the Stock Purchase Agreement. Subject to Section 14 hereof, Thayer and the Company each agrees that the rights, obligations and preferences set forth in sections 4B(ii), 4E, 4H, 4I and 4J of that certain Common Stock Purchase Agreement, dated October 23, 1998, by and between the Company and Thayer (the "Stock Purchase Agreement") shall be no longer be effective and that such party, on behalf of itself and its successor and assigns, shall forever waive compliance with such sections of the Stock Purchase Agreement.

     Section 7. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and Thayer and their respective permitted successors and assigns.

     Section 8. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     Section 9. Headings; Interpretations. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     Section 10. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     Section 11. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, on the day following the date on which the same shall have been sent to the recipient by reputable overnight courier service (charges prepaid), when delivered via facsimile (with appropriate confirmation of receipt), or on the third day following the date on which the same shall have been mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to Thayer and to the Company at the addresses indicated below:

         If to Thayer:

         c/o Thayer Equity Investors III, L.P.
         1455 Pennsylvania Avenue, Suite 350
         Washington, DC 20004
         FAX:              202-371-0391
         Attention:        Daniel Raskas

         with a copy to:

         Kirkland & Ellis
         655 Fifteenth Street, N.W., Suite 1200
         Washington, DC  20005-5793
         FAX:              202-879-5200
         Attention:        Terrance L. Bessey, Esq.

         If to the Company:

         ePlus inc.
         11150 Sunset Hills Road, Suite 110
         Reston, VA 20190-5321
         FAX:              703-834-5718
         Attention:        Phillip G. Norton
         with a copy to:

         Alston & Bird, LLP
         601 Pennsylvania Avenue, N.W.
         North Building, 11th Floor
         Washington, DC 20004
         FAX:              202-508-3333
         Attention:        Frank M. Conner, III, Esq.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     Section 12. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     Section 13. Entire Agreement. This Agreement (including the exhibits attached hereto) and the Warrant, the Stockholders Agreement and the Stock Purchase Agreement (to the extent such agreements are not amended hereby) embody the complete understanding between the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     Section 14. Effectiveness of Sections 4, 5 and 6 hereof . Notwithstanding anything in Section 4, 5 or 6 hereof to the contrary, Sections 4, 5 and 6 hereof shall only be effective when and if

     (a) the Holder is exercising the Warrant pursuant to a "cashless exercise" as set forth in Section 2 hereof, and

     (b) the executed underwriting agreement in connection with the Public Offering provides that the underwriter(s) will purchase from Thayer

          (1) not less than the greater of (x) 320,000  shares of Common  Stock,
          (y) 80% of the shares of Common Stock to be sold by shareholders of the Company (including Thayer) in such Public Offering, and (z) 16% of the shares of Common Stock to be sold by the Company and the shareholders of the Company (including Thayer) in such Public Offering (in each of clauses (x), (y) and (z), before the exercise of any over-allotment option granted to the underwriter(s)), and

          (2) not less than 40% of the shares of Common Stock to be sold by shareholders of the Company (including Thayer) pursuant to any such over-allotment option.

                                  [END OF PAGE]
                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                   EPLUS INC.
                                   (FORMERLY MLC HOLDINGS, INC.)



                                   By:     /s/ Phillip G. Norton
                                   Name:   Phillip G. Norton
                                   Title:  President and Chief Executive Officer


                                   TC PLUS, LLC
                                   (FORMERLY TC LEASING, LLC)

                                   By:    THAYER EQUITY INVESTORS III, L.P.,
                                          its managing member

                                   By:    TC EQUITY PARTNERS, L.L.C.,
                                          its general partner

                                   By:    /s/ Daniel A. Raskas
                                          Name:    Daniel A. Raskas
                                          Title:   Vice President

                                    Exhibit A









                              AMENDED AND RESTATED

                             STOCKHOLDERS AGREEMENT


                          Dated as of February __, 2000



                                      Among



                                   EPLUS INC.

                         AND CERTAIN OF ITS STOCKHOLDERS



                                                  TABLE OF CONTENTS

                                                                                                               Page
Section 1.        Definitions.....................................................................................1
Section 2.        Voting Arrangements.............................................................................5
         (a)      Election of Directors...........................................................................5
         (b)      Removal of Directors............................................................................5
         (c)      Vacancies.......................................................................................5
         (d)      Rights Unimpaired...............................................................................6
         (e)      Committees......................................................................................6
         (f)      Stock Purchase Warrant..........................................................................6
         (g)      Initial Thayer Directors........................................................................6
         (h)      Fiduciary Duties Unchanged......................................................................6
         (i)      Election of Subsidiaries' Directors.............................................................6
Section 3.        Legend..........................................................................................6
         (a)      1933 Act Legend.................................................................................6
         (b)      Removal of Legends..............................................................................7
Section 4.        Registration Rights.............................................................................7
         (a)      Shelf Registration..............................................................................7
         (b)      Demand Registration.............................................................................7
         (c)      Incidental Registration.........................................................................8
         (d)      Holdback Agreements.............................................................................9
         (e)      Registration and Maintenance Procedures.........................................................9
         (f)      Registration Expenses..........................................................................13
         (g)      Indemnification; Contribution..................................................................13
         (h)      Rule 144 Sales.................................................................................16
         (i)      Underwritten Registrations.....................................................................16
         (j)      No Inconsistent Agreements.....................................................................16
         (k)      S-3 Demands....................................................................................16
Section 5.        Redemption.....................................................................................17
Section 6.        Amendment and Waiver...........................................................................18
Section 7.        Severability...................................................................................18
Section 8.        Entire Agreement...............................................................................18
Section 9.        Successors and Assigns.........................................................................18
Section 10.       Counterparts...................................................................................19
Section 11.       Remedies.......................................................................................19
Section 12.       Notices........................................................................................19
Section 13.       Governing Law..................................................................................20
Section 14.       Descriptive Headings...........................................................................20
Section 15.       Survival; Termination..........................................................................20
Section 16.       Other Registration Rights......................................................................20


Schedules and Exhibits:

Schedule I   --   Other Management Stockholders

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
                   -------------------------------------------

     This AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Agreement") is dated as of February __, 2000 among (i) EPLUS INC., formerly MLC Holdings, Inc., a Delaware corporation (the "Company"), (ii) TC Plus, LLC, formerly TC Leasing, LLC, a Delaware limited liability company ("Thayer") and (iii) Phillip G. Norton ("Norton"), Bruce M. Bowen and the other Persons listed on Schedule I hereto (collectively, the "Management Stockholders" and collectively with Thayer, the "Stockholders").

     The parties hereto amend and restated the initial stockholders agreement dated as of October 23, 1998 in its entirety and hereby agree as follows:

     Section 1. Definitions. Section 1. Definitions. For purposes of this Agreement, the following terms have the indicated meanings:

     "Affiliate" of a Person means any other Person controlling, controlled by or under common control with such Person, whether by ownership of voting securities, by contract or otherwise, and in the case of Thayer shall include Thayer Equity Investors III, L.P. and any of its partners or Affiliates, and in the case of a natural Person shall include any member of such Person's Family Group.

     "Agreement" is defined in the preface.

     "Board" means the Company's Board of Directors.

     "Common Shares" means shares of the Company's Common Stock.

     "Common Stock" means, collectively, the Company's common stock, par value $.01 per share, and any other class or series of authorized capital stock of the Company which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

     "Common  Stock  Purchase   Agreement"   means  the  Common  Stock  Purchase
Agreement, dated as of October 23, 1998, by and between the Company and Thayer.

     "Company" is defined in the preface.

     "Co-Redemption Notice" is defined in Section 5.

     "Demand Registration" is defined in Section 4(b)(i).

     "Demand Right" is defined in Section 4(b)(i).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Family Group" means such Person's spouse and lineal descendants (whether natural or adopted) and any trust formed and maintained solely for the benefit of such Person, such Person's spouse or such Person's lineal descendants.

     "Incidental Registration" is defined in Section 4(c)(i).

     "Incidental Registration Statement" is defined in Section 4(c)(i).

     "Indemnified Company" is defined in Section 4(g)(ii).

     "Indemnified Parties" is defined in Section 4(g)(ii).

     "Indemnified Stockholder" is defined in Section 4(g)(i).

     "Indemnifying Party" is defined in Section 4(g)(iii).

     "Independent Directors" is defined in Section 2(a).

     "Losses" is defined in Section 4(g)(i).

     "Management Directors" is defined in Section 2(a).

     "Management Shares" means Stockholder Shares held by the Management Stockholders and their Affiliates.

     "Management Stockholders" is defined in the preface.

     "Market Value" means, with respect to any security on any date, (x) if such security is quoted on NASDAQ or listed on a national securities exchange, the average daily closing sales price of such security on NASDAQ or a national securities exchange, as applicable, for the 20 trading days prior to such date, and (y) if such security is not quoted on NASDAQ or listed on a national securities exchange, the fair value per share determined jointly by the Company and Thayer, provided that if the Company and Thayer are unable to reach an agreement within a reasonable period of time, such fair value shall be determined by a recognized investment banking firm jointly selected by the Company and Thayer, whose determination shall be final and binding upon the Company and Thayer (and the fees and expenses of such recognized investment banking firm shall be paid by the Company).

     "NASDAQ"  means  National   Association  of  Securities  Dealers  Automated
Quotations National Market System.

     "Norton" is defined in the preface.

     "Options" means any options to purchase Common Stock granted by the Company.

     "Other Redeemers" is defined in Section 5.

     "Ownership Percentage" means, with respect to any Stockholder, a percentage equal to the product of (a) a fraction, the numerator of which is the sum of (i) the number of Common Shares owned by such Stockholder, and (ii) the number of Common Shares issuable upon the exercise of any Stock Purchase Warrant or Option owned by such Stockholder, and the denominator of which is the sum of (x) the number of shares of the Company's outstanding Common Shares, and (y) the number of Common Shares issuable upon the exercise of all Stock Purchase Warrants or Options owned by any of the Stockholders, multiplied by (b) 100.

     "Person" means any individual, corporation, partnership, firm, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, governmental or regulatory body or other legal entity.

     "Proceeding" is defined in Section 4(g)(iii).

     "Public Offering" means a sale of Common Stock to the public in an offering pursuant to an effective registration statement filed with the SEC pursuant to the Securities Act, as then in effect, provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

     "Public Sale" means a sale of Common Stock pursuant to a Public Offering or a Rule 144 Sale.

     "Redeemable Shares" is defined in Section 5.

     "Redemption Notice" is defined in Section 5.

     "Refused Securities" is defined in Section 5(d).

     "Registrable Securities" means any Common Shares, except Common Shares which have been Transferred in a Public Sale.

     "Registration Notice" is defined in Section 4(b)(i).

     "Registration Request" is defined in Section 4(b)(i).

     "Registration Statement" means any registration statement of the Company under which any of the Registrable Securities are included therein pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. The Shelf shall be deemed a Registration Statement.

     "Requesting Holders" is defined in Section 4(b)(i).

     "Rule 144 Sale" means a sale of Common Stock to the public through a broker, dealer or market-maker pursuant to the provisions of Rule 144 adopted under the Securities Act (or any successor rule or regulation).

     "S-3 Demand Registration" is defined in Section 4(k)(i).

     "S-3 Registration Notice" is defined in Section 4(k)(i).

     "S-3 Registration Request" is defined in Section 4(k)(i).

     "S-3 Requesting Holders" is defined in Section 4(k)(i).

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shelf" is defined in Section 4(a).

     "Stockholders" is defined in the preface.

     "Stock Option Plans" means the 1998 Long-Term Incentive Plan, the Employee Share Purchase Plan and any other plan of the Company pursuant to which the Company issues options, stock appreciation rights, restricted stock or other stock based compensation to officers, employees, directors or consultants of the Company or any of its Subsidiaries.

     "Stock Purchase Warrant" means, collectively, the Stock Purchase Warrant, dated as of October 23, 1998, by the Company in favor of Thayer, and any subsequent stock purchase warrant or stock purchase warrants in favor of Thayer or any of its Affiliates issued pursuant to or in connection with the Stock Purchase Warrant, dated as of October 23, 1998, by the Company in favor of Thayer.

     "Stockholder Shares" means (i) all shares of Common Stock now owned or in the future acquired by the Stockholders, including all shares of Common Stock acquired pursuant to the exercise of Options or the Stock Purchase Warrant, and
(ii) all shares of Common Stock or other securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Stockholder Shares shall cease to be such when Transferred in a Public Sale or to the Company.

     "Subsidiary" means, with respect to any Person, any other Person of which at least a majority of the outstanding shares or other equity interests having ordinary voting power for the election of directors or comparable managers of such Person are owned, directly or indirectly, by the first Person or one or more Subsidiaries of such first Person.

     "Thayer" is defined in the preface.

     "Thayer Directors" is defined in Section 2(a).

     "Thayer Shares" means Stockholder Shares held by the Thayer and its permitted transferees. Thayer Shares shall cease to be such when they cease to be Stockholder Shares.

     "Transfer" means, with respect to any Stockholder Shares, the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration and whether voluntary, involuntary or by operation of law) of such Stockholder Shares or any interest therein.

     "Warrant Shares" means the Common Shares issued in connection with the exercise of the Stock Purchase Warrant, so long as such Common Shares continue to be Stockholder Shares.

     Section 2. Voting Arrangements.

          (a) Election of Directors. Each Stockholder agrees that such Person will vote, or cause to be voted, all voting securities of the Company over which such Person has the power to vote or direct the voting, and will take all other necessary or desirable action within such Person's control, and the Company will take all necessary and desirable actions within its control, to cause the authorized number of directors for the Company to be established at six directors, and to elect or cause to be elected to the Board and cause to be continued in such offices as follows: (i) two individuals designated by Thayer (the "Thayer Directors"), (ii) two individuals designated by the Management Stockholders (the "Management Directors") and (iii) two individuals who are not employees of the Company or its Subsidiaries or Affiliates, designated by a nominating committee comprised of one individual designated by the Management Stockholders and one individual designated by Thayer (the "Independent Directors"); provided that for so long as the Board is divided into three classes, the "Class I" directors shall consist of one Thayer Director and one Independent Director, the "Class II" directors shall consist of one Thayer Director and one Independent Director and the "Class III" directors shall consist of two Management Directors.

          (b) Removal of Directors. If at any time Thayer shall notify the other Stockholders of its desire to remove, with or without cause, any individual designated by Thayer pursuant to Section 2(a) or 2(i) from a directorship, or if at any time the Management Stockholders shall notify the other Stockholders of their desire to remove, with or without cause, any individual designated by the Management Stockholders pursuant to Section 2(a) above from a directorship, all such Persons so notified will vote, or cause to be voted, all voting securities of the Company or any Subsidiary of the Company, as applicable, over which they have the power to vote or direct the voting, and will take all other necessary or desirable action within such Person's control, and the Company will take all necessary and desirable actions within its control, to cause the removal of such director.

          (c) Vacancies. If at any time any director ceases to serve on the board of directors of the Company or any Subsidiary of the Company (whether due to resignation, removal or otherwise), then Thayer or the Management Stockholders, as applicable, shall be entitled to designate a successor director to fill the vacancy created thereby on the terms and subject to the conditions of Section 2(a) or 2(i), as applicable. Each Stockholder agrees that he, she or it will vote, or cause to be voted, all voting securities of the Company or any Subsidiary of the Company over which such Person has the power to vote or direct the voting, and shall take all such other actions promptly as shall be necessary or desirable to cause the successor designated by Thayer or the Management Stockholders, as applicable, to be elected to fill such vacancy.

          (d) Rights Unimpaired. Nothing in this Agreement shall be construed to impair any rights that the stockholders of the Company or any Subsidiary of the Company may have to remove any director for cause. No removal for cause of an individual designated pursuant to this Section 2 shall affect the right of Thayer or the Management Stockholders, as applicable, to designate a different individual pursuant to this Section 2 to fill the directorship from which such individual was removed.

          (e) Committees. The Compensation Committee of the Board shall at all times grant all awards under the Stock Option Plans. The Compensation Committee shall consist of four members, two of which shall be Independent Directors and two of which shall be Thayer Directors. All other committees of the Board shall at all times consist of at least one Thayer Director.

          (f) Stock Purchase Warrant . Each Stockholder agrees that such Person will vote, or cause to be voted, all voting securities of the Company over which such Person has the power to vote or direct the voting, and will take all other necessary or desirable action within such Person's control, and the Company will take all necessary and desirable actions within its control, so that Thayer (or any Person designated by Thayer) may exercise its rights under the Stock Purchase Warrant pursuant to the terms thereof.

          (g) Initial Thayer Directors. Thayer hereby designates Carl J. Rickertsen as the initial "Class II" Thayer Director and Dr. Paul G. Stern as the initial "Class I" Thayer Director.

          (h) Fiduciary Duties Unchanged. Nothing in this Agreement shall be construed to limit, change or eliminate any fiduciary duties a director of the Company or any Subsidiary of the Company may have to the stockholders of the Company or any Subsidiary of the Company under Delaware law.

          (i) Election of Subsidiaries' Directors. The Company will take all necessary and desirable actions within its control to elect or cause to be elected to the respective boards of directors of each of the Company's domestic Subsidiaries, and cause to be continued in such offices, at least one Thayer Director. Thayer hereby designates Carl J. Rickertsen as the initial Thayer Director for the purposes of this Section 2(i).

     Section 3. Legend.

     (a) 1933 Act Legend. The certificates representing Stockholder Shares shall bear the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER,

or a similar legend indicating that such Stockholder Shares may not be Transferred in violation of the Securities Act. Unless the above legend or a similar legend in already on the certificate representing such Stockholder
Shares, then each holder of Stockholder Shares shall provide the Company promptly after the date hereof (and in no event later than 14 days after the date hereof) with his or her certificates representing Stockholder Shares so that such legend can be placed thereon.

     (b) Removal of Legends. Whenever the restrictions described above cease to be applicable to any Stockholder Shares, the holder thereof shall be entitled to receive from the Company, without expense to the holder, a new certificate not bearing a legend stating such restriction. The holders of Stockholder Shares with a legend referencing that certain Stockholders Agreement, dated as of October 23, 1998, among the Company and certain of its stockholders shall be entitled to receive from the Company, without expense to the holder, a new certificate not bearing such legend.

     Section 4. Registration Rights.

     (a) Shelf Registration. Thayer shall have the right at any time to demand that the Company include any and all Stockholder Shares owned by Thayer or its Affiliates in the Company's shelf registration statement in effect as of the date hereof (the "Shelf").

     (b) Demand Registration.

     (i) So long as any Thayer Shares are not included in the Shelf and/or the Shelf is not then effective, Thayer shall have the right (the "Demand Right") to request registration under the Securities Act of all or any portion of the Registrable Securities held by Thayer and its Affiliates (in each case, referred to herein as the "Requesting Holders") by delivering a written notice to the Company, which notice identifies the Requesting Holders and specifies the number of Registrable Securities to be included in such registration (the "Registration Request"). The Company will give prompt written notice of such Registration Request (the "Registration Notice") to all other Stockholders and will thereupon use its reasonable best efforts to effect the registration (a "Demand Registration") under the Securities Act on any form available to the Company of:

          (x) the Registrable Securities requested to be registered by the Requesting Holders; and

          (y) all other Registrable Securities which the Company has received a written request from another Stockholder to register within 30 days after the Registration Notice is given.

The Company shall be obligated to effect three Demand Registrations.

     (ii) A registration undertaken by the Company at the request of the Requesting Holders will not count as a Demand Registration if, pursuant to the applicable Demand Right, the Requesting Holders fail to register and sell at least 50% of the Registrable Securities requested to be included in such registration by the Requesting Holders.

     (iii) If the sole or managing underwriter of a Demand Registration advises the Company in writing that in its opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, the Company will include in such registration the greatest number of Registrable Securities proposed to be registered by the Stockholders which in the opinion of such underwriter can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, ratably among the Stockholders proposing to register based on each such Stockholder's Ownership Percentage; provided, however, that the Requesting Holders shall have the right to receive priority over all other Stockholders in the third Demand Registration.

     (c) Incidental Registration.

          (i) At any time the Company proposes to register any Common Shares under the Securities Act (other than pursuant to Section 4(b) or in connection with a business acquisition or combination or an employee benefit plan), whether in connection with a primary or secondary offering, the Company will give written notice to each Stockholder at least thirty
     (30) days prior to the initial filing of such Registration Statement with the SEC of its intent to file such Registration Statement and of such Stockholder's rights under this Section 4(c). Upon the written request of any Stockholder made within twenty (20) days after any such notice is given (which request shall specify the Registrable Securities intended to be disposed of by such Stockholder), the Company will use its reasonable best efforts to effect the registration (an "Incidental Registration") under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such Incidental Registration (each an "Incidental Registration Statement"), the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Stockholder and, thereupon, (x) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities under this Section 4(c) in connection with such registration (but not from its obligation to pay the expenses incurred in connection therewith), and (y) in the case of a determination to delay registration, the Company shall be permitted to delay registering any Registrable Securities under this Section 4(c) during the period that the registration of such other securities is delayed.

          (ii) If the sole or managing underwriter of a registration advises the Company in writing that in its opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, the Company will include in such registration the Registrable Securities and other securities of the Company in the following order of priority:

               (x) first, the greatest number of securities of the Company proposed to be included in such registration by the Company for its own account which in the opinion of such underwriter can be so sold; and

               (y) second,  after all  securities  that the Company  proposes to register for its own account have been included, the greatest amount of Registrable Securities requested to be registered by the Stockholders of which in the opinion of such underwriter can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, ratably among the Stockholders proposing to register based on each such Stockholder's Ownership Percentage.

     (d) Holdback Agreements.

     (i) Each Stockholder agrees that if requested in connection with an underwritten offering made pursuant to this Section 4 by the managing underwriter or underwriters of such underwritten offering, such Stockholder will not effect any Public Sale or distribution of any of the securities being registered or any securities convertible or exchangeable or exercisable for such securities (except as part of such underwritten offering), during the period beginning 10 days prior to, and ending 180 days after, the closing date of each underwritten offering made pursuant to such Registration Statement (or for such shorter period as to which the managing underwriter or underwriters may agree).

     (ii) The Company agrees not to effect any Public Sale or distribution of its Common Stock, or any securities convertible into or exchangeable or exercisable for such Common Stock, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration (or for such shorter period as to which the managing underwriter or underwriters may agree), except as part of such Demand Registration or in connection with any employee benefit or similar plan, any dividend reinvestment plan, or a business acquisition or combination.

     (e)Registration and Maintenance Procedures. In connection with the registration of any Registrable Securities and/or the maintenance of the Shelf and/or any other Registration Statement, the Company shall, to the extent applicable, at its own expense, as promptly as reasonably possible:

                                    (i)   Prepare   and  file  with  the  SEC  a
                  Registration Statement or Registration Statements on a form available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause each such Registration Statement to become effective;

                                    (ii)  Prepare  and  file  with  the SEC such
                  amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for a period ending on the earlier of (x) 90 days from the effective date and (y) such time as all of such securities have been disposed of in accordance with the intended method of disposition thereof; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such prospectus as so supplemented;

                                    (iii)   Notify  the   selling   Stockholders
                  promptly (but in any event within two business days), and confirm such notice in writing, (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
                  (B) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, (C) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of Registrable Securities the Company becomes aware that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(e)(viii) cease to be true and correct in all material respects, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, (E) if the Company becomes aware of the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                                    (iv)  Use its  reasonable  best  efforts  to
                  prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

                                    (v) Deliver to each selling  Stockholder and
                  the underwriters, if any, without charge, as many copies of the prospectus or prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and, the Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the selling Stockholders and the underwriters or agents, if any, in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto;

                                    (vi)  Prior  to  any  public   offering   of
                  Registrable Securities, to use its reasonable best efforts to register or qualify, and cooperate with the selling Stockholders, the underwriters, if any, the sales agents and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as necessary;

                                    (vii)  Upon  the  occurrence  of  any  event
                  contemplated by Section 4(e)(iii)(E), as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                                    (viii) Enter into an underwriting  agreement
                  in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing or sole underwriter in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, (A) make such representations and warranties to the underwriters, with respect to the business of the Company and its Subsidiaries, and the Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (B) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters), addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (C) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the Stockholders than those set forth in Section 4(g) (or such other provisions and procedures acceptable to holders of a majority of the Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to Section 4(g). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

                                    (ix)  Comply with all  applicable  rules and
                  regulations of the SEC and make generally available to its Stockholders earnings statements satisfying the provisions of
                  Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (x) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (y) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effectiveness of a Registration Statement, which statements shall cover said 12-month periods; and

                                    (x) Use its reasonable best efforts to cause
                  all such Registrable Securities covered by such Registration Statement to be designated as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 or listed on the principal securities exchange on which Common Stock is then listed (if any).

The Company may require each Stockholder as to which any registration is being effected to furnish to the Company such information regarding such Stockholder and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing; provided that such information shall be used only in connection with such registration. The Company may exclude from such registration the Registrable Securities of any Stockholder who unreasonably fails to furnish such information promptly after receiving such request.  Each  Stockholder  agrees  that,  upon  receipt of any notice from the
Company of the happening of any event of the kind described in Section 4(e)(iii)(B), 4(e)(iii)(D) or 4(e)(iii)(E), such Stockholder will forthwith discontinue disposition of such Registrable Securities covered by such
Registration Statement or prospectus until such Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(e), or until such Stockholder is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto.

     (f) Registration Expenses. All fees and expenses incident to the performance of or compliance the Company with the provisions of Section 4 shall be borne by the Company, whether or not any Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with state securities or "blue sky" laws), (ii) reasonable messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) fees and disbursements of all independent certified public accountants referred to in Section 4(e)(viii), (v) underwriters' fees and expenses (excluding discounts, commissions, or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities, which shall be paid by the selling stockholders), (vi) Securities Act liability insurance, if the Company so desires such insurance, (vii) internal expenses of the Company, (viii) the expense of any annual audit, (ix) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and (x) the fees and expenses of any Person, including special experts, retained by the Company. In connection with any Demand Registration or Incidental Registration hereunder, the Company shall reimburse the holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel (together with appropriate local counsel) chosen by Thayer, if pursuant to a Demand Registration, or the Company, in all other cases, and other reasonable out-of-pocket expenses of the Stockholders incurred in connection with the registration of the Registrable Securities.

     (g) Indemnification; Contribution.

     (i) The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each Stockholder, the officers, directors, members, agents and employees of each of them, each Person who controls each such Person (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), the officers, directors, agents and employees of each such controlling person and any financial or investment adviser (each, an "Indemnified Stockholder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, actions or proceedings (whether commenced or threatened) reasonable costs (including, without limitation, reasonable costs of preparation and reasonable attorneys'
fees) and reasonable expenses (including reasonable expenses of investigation) (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or form of prospectus or in any amendment or supplements thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by the Company to such Stockholder expressly for use in such Registration Statement or prospectus and that such statement or omission was reasonably relied upon by such Stockholder in preparation of such Registration Statement, prospectus or form of prospectus; provided, however, that the Company shall not be liable in any such case to the extent that the Company has furnished in writing to such Stockholder within a reasonable period of time prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to such Stockholder, and such Stockholder failed to include such information therein; provided, further, however, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter(s) within the meaning of the Securities Act to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (A) such Person failed to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale by such Person to the Person asserting the claim from which such Losses arise, (B) the prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, and (C) the Company has complied with its obligations under Section 4(e)(iii). Each indemnity and reimbursement of costs and expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Stockholder.

     (ii) In connection with any Registration Statement in which a Stockholder is participating, such Stockholder, or an authorized officer of such Stockholder, shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or prospectus and agrees, severally and not jointly, to indemnify, to the full extent permitted by law, the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons (each, an "Indemnified Company", and together with the Indemnified Stockholders, the "Indemnified Parties"), from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or form of prospectus or in any amendment or supplements thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by such Stockholder to the Company expressly for use in such Registration Statement or prospectus and that such statement or omission was reasonably relied upon by the Company in preparation of such Registration Statement, prospectus or form of prospectus; provided, however, that such Stockholder shall not be liable in any such case to the extent that such Stockholder has furnished in writing to the Company within a reasonable period of time prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of any selling Stockholder hereunder be greater in amount than the after-tax dollar amount of the proceeds (net of payment of all expenses) received by such Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Company.

     (iii) Any Indemnified Party shall give prompt notice to the party or parties from which such indemnity is sought (the "Indemnifying Parties") of the commencement of any action, suit, proceeding or investigation or written threat thereof (a "Proceeding") with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the Indemnifying Parties shall not relieve the Indemnifying Parties from any obligation or liability except to the extent that the Indemnifying Parties have been prejudiced by such failure. The Indemnifying Parties shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such Proceeding, to assume, at the Indemnifying Parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party or Indemnified Parties (if more than one such Indemnified Party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless: (x) the Indemnifying Parties agree to pay such fees and expenses; (y) the Indemnifying Parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such Indemnified Party or Indemnified Parties; or (z) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party or Indemnified Parties and the Indemnifying Parties, and there may be one or more defenses available to such Indemnified Party or Indemnified Parties that are different from or additional to those available to the Indemnifying Parties, in which case, if such Indemnified Party or Indemnified Parties notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Parties, it being understood, however, that, unless there exists a conflict among Indemnified Parties, the Indemnifying Parties shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party or Indemnified Parties. Whether or not such defense is assumed by the Indemnifying Parties, such Indemnifying Parties or Indemnified Party or Indemnified Parties will not be subject to any liability for any settlement made without its or their consent (but such consent will not be unreasonably withheld). The Indemnifying Parties shall not consent to entry of any judgment or enter into any settlement which (A) provides for other than monetary damages without the consent of the Indemnified Party or Indemnified Parties (which consent shall not be unreasonably withheld or delayed) or (B) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Parties of a release, in form and substance satisfactory to the Indemnified Party or Indemnified Parties, from all liability in respect of such Proceeding for which such Indemnified Party would be entitled to indemnification hereunder.

     (iv) If the indemnification provided for in this Section 4(g) is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 4(g) would otherwise apply by its terms, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall have a joint and several obligation to contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of and relative benefit to the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Section 4(g)(i) or 4(g)(ii) was available to such party. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(g)(iv) were determined by pro-rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 4(g)(iv). Notwithstanding the provisions of this Section 4(g)(iv), an Indemnifying Party that is a selling Stockholder shall not be required to contribute any amount in excess of the amount by which the net after-tax proceeds received by such Indemnifying Party exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reasons of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (h) Rule 144 Sales. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and will take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Stockholder, the Company shall deliver to such Stockholder a written statement as to whether it has complied with such requirements.

     (i) Underwritten Registrations. No Stockholder may participate in any underwritten registration hereunder unless such Stockholder (x) agrees to sell such Stockholder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     (j) No Inconsistent Agreements. The Company has not and will not, enter into any agreement with respect to the Company's securities that is inconsistent with the rights granted to the Stockholders in this Section 4 or otherwise conflicts with the provisions hereof.

     (k) S-3 Demands.

          (i) So long as (A) any Thayer Shares are not included in the Shelf and/or the Shelf is not then effective and (B) the Company is permitted under Securities Act to register securities on Form S-3, Thayer shall have the right to request registration on Form S-3 of all or any portion of the Registrable Securities held by Thayer and its Affiliates (in each case, referred to herein as the "S-3 Requesting Holders") by delivering a written notice to the Company, which notice identifies the S-3 Requesting Holders and specifies the number of Registrable Securities to be included in such registration (the "S-3 Registration Request"). The Company will give prompt written notice of such S-3 Registration Request (the "S-3 Registration Notice") to all other Stockholders and will thereupon use its reasonable best efforts to effect the registration (a "S-3 Demand Registration") on Form S-3 of:

               (x) the Registrable Securities requested to be registered by the S-3 Requesting Holders; and

               (y) all other Registrable Securities which the Company has received a written request from another Stockholder to register within 30 days after the S-3 Registration Notice is given.

S-3 Demand Registrations shall constitute Demand Registrations.

     (ii) If the sole or managing underwriter of a S-3 Demand Registration advises the Company in writing that in its opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, the Company will include in such registration the greatest number of Registrable Securities proposed to be registered by the Stockholders which in the opinion of such underwriter can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, ratably among the Stockholders proposing to register based on each such Stockholder's Ownership Percentage.

     Section 5. Redemption. Prior to redeeming, purchasing or otherwise acquiring (contingent or otherwise), directly or indirectly, or entering into any agreement for the redemption, purchase or acquisition (contingent or otherwise), directly or indirectly, of any Common Shares from any holder of Management Shares, the Company shall give at least thirty (30) days prior written notice to Thayer, which notice (for purposes of this Section 5, the "Redemption Notice") shall identify the type and amount of Common Shares to be redeemed, describe the terms and conditions of such proposed redemption, and identify each prospective transferor of the Common Shares to be redeemed (the "Other Redeemers"). Thayer or any of its Affiliates may, within fifteen (15) days after the receipt of the Redemption Notice, give written notice (each, a "Co-Redemption Notice") to the Company that such Person wishes to participate in such proposed redemption upon the terms and conditions set forth in the Redemption Notice, which Co-Redemption Notice shall specify the type and amount of Common Shares such Person desires to redeem. If none of Thayer and its Affiliates give the Company a timely Co-Redemption Notice, then the Company may redeem such Common Shares on the terms and conditions set forth in the Redemption Notice of the Other Redeemers at any time within ninety days after expiration of the fifteen-day period for giving Co-Redemption Notices with respect to such redemption. Any such Common Shares not redeemed by the Company during such ninety-day period will again be subject to the provisions of this
Section 9 upon a subsequent redemption. If Thayer and/or its Affiliates give the Company a timely Co-Redemption Notice, then the Company, at its option, shall
(a) redeem all Common Shares which Thayer, its Affiliates and the Other Redeemers desire to redeem, or (b) allocate the maximum number of each class of Common Shares that the Company is willing to redeem (the "Redeemable Shares") among Thayer, its Affiliates and the Other Redeemers as follows:

                           (i) each Stockholder holding Thayer Shares shall be entitled to redeem a number of Common Shares (not to exceed, for any such Stockholder, the number of shares of such Common Shares identified in such Stockholder's Co-Redemption Notice) equal to the product of (A) the number of Redeemable Shares of such class of Common Shares and (B) such Stockholder's Ownership Percentage of such class of Common Shares; and

                           (ii) the Other Redeemers shall be entitled to redeem all Redeemable Shares remaining after taking into account clause (i) above (with the allocation among the Other Redeemers as decided by the Company in its sole discretion).

     Section 6. Amendment and Waiver.Section Except as otherwise provided herein, no amendment or waiver of any provision of this Agreement shall be effective against the Company or Stockholders unless such amendment or waiver is approved in writing by the Company, Thayer and the holders of at least a majority of the then-outstanding Management Shares. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

     Section 7. Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     Section 8. Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     Section 9.  Successors  and Assigns.  Except as otherwise  provided in this
Section 9, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Stockholders and their respective permitted successors and assigns so long as such Stockholders and their respective permitted successors and assigns hold Stockholder Shares. Any assignee of a Stockholder shall be deemed a "Stockholder" and entitled to all benefits of a "Stockholder" for all purposes hereunder, except that no assignee of a Stockholder other than an Affiliate of such Stockholder (a) shall be bound be the provisions of Section 2 hereof or (b) shall be entitled to the benefits or suffer the burdens of Section 5 hereof, unless in each case the assignor and assignee explicitly agree otherwise.

     Section 10. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     Section 11. Remedies. The Company and the Stockholders shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company or any Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     Section 12. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or sent via facsimile, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to such Person as follows:

                  if to the Company:

                           ePlus inc.
                           11150 Sunset Hills Road, Suite 110
                           Reston, VA 20190-5321
                           FAX:             703-834-5718
                           Attention:       Phillip G. Norton


                  with a copy to:

                           Alston & Bird, LLP
                           601 Pennsylvania Avenue, N.W.
                           North Building, 11th Floor
                           Washington, DC 20004
                           FAX:             202-508-3333
                           Attention:       Frank M. Conner, III, Esq.

                  if to Thayer:

                           c/o Thayer Equity Investors III, L.P.
                           1455 Pennsylvania Avenue, Suite 350
                           Washington, DC 20004
                           FAX:             202-371-0391
                           Attention:       Carl J. Rickertsen

                  with a copy to:

                           Kirkland & Ellis
                           655 Fifteenth Street, N.W., Suite 1200
                           Washington, DC  20005-5793
                           FAX:             202-879-5200
                           Attention:       Terrance L. Bessey, Esq.

                  if to a Management Stockholder:

                           at the address set forth below such Management Stockholder's signature on the signature page hereto if to any Person who is deemed a Stockholder for any purpose hereunder:

                           at the address set forth in the Company's records

     or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally or sent via facsimile (against receipt therefor), five business days after deposit in the U.S. mail and one business day after deposit with a reputable overnight courier service.

     Section 13. Governing Law. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Delaware.

     Section  14.  Descriptive  Headings.   The  descriptive  headings  of  this
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     Section 15. Survival; Termination. Common Shares acquired by the Stockholders after the date hereof shall be Stockholder Shares and hence fully subject to the provisions of this Agreement. Stockholder Shares shall cease to be such when Transferred in a Public Sale or to the Company. All rights and obligations of the Stockholders and the Company shall terminate upon Thayer Shares constituting less than 5% of the issued and outstanding Common Shares, and all rights and obligations of the Stockholders and the Company shall remain terminated even if Thayer, its Affiliates and any holders of Thayer Shares later own in the aggregate 5% or more of the issued and outstanding Common Shares; provided that the limited partners of Thayer Equity Investors III, L.P. shall not be treated as Affiliates of Thayer or the holders of Thayer Shares for the purposes of this Section 15.

     Section 16. Other Registration Rights. Each of the Management Stockholders hereby agrees to waive any right to demand that the Company register any Common Shares under the Securities Act or include any Common Shares in the Shelf or other registration statement and any other registration right of any kind granted by the Company to such Management Stockholder under any agreement other this Agreement.

                                  [END OF PAGE]
                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties, which constitute the Company, Thayer and the holders of a majority of the outstanding Management Shares, have executed this Amended and Restated Stockholders Agreement as of the date first above written.

                  THE COMPANY:

                  EPLUS INC. (formerly MLC Holdings, Inc.)



                  By:
                          Name:    Phillip G. Norton
                          Title:   President and Chief Executive Officer

                  THAYER:

                  TC PLUS, LLC (formerly TC Leasing, LLC)

                  By:     THAYER EQUITY INVESTORS III, L.P., its managing member

                  By:     TC EQUITY PARTNERS, L.L.C., its general partner



                  By:     _________________________________
                          Name:
                          Title:

                   HOLDERS OF A MAJORITY OF THE OUTSTANDING
                   MANAGEMENT SHARES:



                   PHILLIP G. NORTON
                   Address: ___________________________

                   FAX:     ___________________________

                   By:
                        Bruce M. Bowen
                        Address:


                        FAX:


                   JAP INVESTMENT GROUP, L.P.

                   By:   J.A.P., Inc., its general partner



                   By:
                         Phillip G. Norton
                         Title:


                   By:
                         Kevin M. Norton
                         Address:


                         FAX:


                   By:
                         Patrick J. Norton, Jr.
                         Address:


                         FAX:

                                                                      SCHEDULE I
                          OTHER MANAGEMENT STOCKHOLDERS


JAP Investment Group, L.P.
Kevin M. Norton
Patrick J. Norton, Jr.